                                                                    Exhibit 10.1


                          AMBAC ASSURANCE CORPORATION,



                            BEAR, STEARNS & CO. INC.



                                       and



                         SG COWEN SECURITIES CORPORATION



                            INDEMNIFICATION AGREEMENT



                       ADVANTA MORTGAGE LOAN TRUST 1999-4



                          Dated as of November 5, 1999

                                TABLE OF CONTENTS

         (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Indemnification Agreement. All capitalized terms used in this Indemnification Agreement and not otherwise defined shall have the meanings set forth in Article I of this Indemnification Agreement.)


                                                                                  Page
                                                                                  ----
      Section 1.  Defined Terms                                                      1
      Section 2.  Other Definitional Provisions                                      1
      Section 3.  Representations, Warranties and Covenants of the Underwriters.     2
      Section 4.  Representations and Warranties of the Note Insurer                 2
      Section 5.  Indemnification.                                                   3
      Section 6.  Amendments, Etc.                                                   5
      Section 7.  Notices.                                                           5
      Section 8.  Severability.                                                      6
      Section 9.  Governing Law.                                                     6
      Section 10. Counterparts.                                                      6
      Section 11. Headings.                                                          6

         INDEMNIFICATION AGREEMENT dated as of November 5, 1999 (the "Indemnification Agreement"), by and among AMBAC ASSURANCE CORPORATION, as Note Insurer, and BEAR, STEARNS & CO. INC. and SG COWEN SECURITIES CORPORATION (the "Underwriters").

         Section 1. Defined Terms. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in Annex A to the Sale and Servicing Agreement, the Insurance Agreement or the Policy. For purposes of this Indemnification Agreement, the following terms shall have the following meanings:

         "Indenture" means the Indenture (as may be amended or supplemented from time to time) dated as of November 1, 1999, by and among Advanta Mortgage Loan Trust 1999-4, as Trust and Bankers Trust Company of California, N.A., as Indenture Trustee.

         "Insurance Agreement" means the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of November 17, 1999 by and among the Note Insurer, Advanta Conduit Receivables, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust 1999-4, the Trust, as Issuer and Bankers Trust Company of California, N.A., as Trustee.

         "Note Insurer" means Ambac Assurance Corporation, or any successor thereto, as issuer of the Policy.

         "Note Insurer Information" has the meaning given such term in Section
4.

         "Notes" means any of the Notes substantially in the form set forth in Exhibit A to the Indenture.

         "Offering Document" means the Prospectus Supplement, dated November 5, 1999, in respect of the Notes, and any amendment or supplement thereto, and any other offering document in respect of the Notes that makes reference to the Policy.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of November 1, 1999, by and among the Trust, Advanta Holding Trust 1999-4, the Sponsor, the Master Servicer and the Indenture Trustee (as may be amended, modified or supplemented from time to time as set forth therein).

         "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Underwriters" means Bear, Stearns & Co. Inc. and SG Cowen Securities Corporation, severally.

         "Underwriters' Information" has the meaning given such term in Section
3.

         Section 2. Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indemnification Agreement shall refer to this Indemnification Agreement as a whole and not to any particular provision of this Indemnification Agreement, and Section, subsection, Schedule and Exhibit references are to this Indemnification Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

         Section 3. Representations, Warranties and Covenants of the Underwriters. Each Underwriter severally represents, warrants and covenants as of the Closing Date as follows:

                  () Compliance With Laws. Such Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Notes and will make such offers and sales in the manner to be provided in the Offering Document.

                  (b) Offering Document. Such Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Notes unless such Offering Document includes such information relating to the Note Insurer as has been furnished by the Note Insurer for inclusion therein and has been approved by the Note Insurer.

                  (c) Underwriters' Information. All material provided by the Underwriters for inclusion in the Offering Document (as revised from time to time), shall be true and correct in all material respects, it being understood and agreed that the only such information furnished by the Underwriters consists of the following information (collectively, the "Underwriters' Information"): the information regarding the Underwriters contained under the heading "Underwriting" in the Offering Document.

         Section 4. Representations and Warranties of the Note Insurer. The Note Insurer represents and warrants to each Underwriter as follows:

                  () Organization and Licensing. The Note Insurer is a duly organized and licensed and validly existing Wisconsin stock insurance company duly qualified to conduct an insurance business in the State of New York.

                  () Corporate Power. The Note Insurer has the corporate power and authority to issue the Policy and execute this Indemnification Agreement and to perform all of its obligations hereunder and thereunder.

                  () Authorization; Approvals. Proceedings legally required for the issuance of the Policy and the execution, delivery and performance of this Indemnification Agreement have been taken and all material licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

                  () Enforceability. The Policy, when issued, and this Indemnification Agreement will each constitute a legal, valid and binding obligation of the Note Insurer, enforceable in accordance with its terms, subject to insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

                  () Financial Information. The consolidated financial statements of the Note Insurer and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of the Note Insurer and subsidiaries as of June 30, 1999 and for the periods ending June 30, 1999 and June 30, 1998 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Commission on August 13, 1999), which are incorporated by reference in the Offering Document, fairly present in all material respects the financial condition of the Note Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. Since June 30, 1999, there has been no material change in such financial condition of the Note Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

                  () Note Insurer Information. The information in the Offering Document as of the date hereof under the captions "The Note Insurer" and "The Policy" (together, the "Note Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a material fact.

                  () Rating. The Note Insurer is not aware of any facts that if disclosed to Moody's or S&P would be reasonably expected to result in a downgrade of the rating of the financial strength of the Note Insurer by either of such Rating Agencies.

                  () No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Note Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would result in a Material Adverse Change or would materially and adversely affect its ability to perform its obligations under the Policy or this Indemnification Agreement.

                  () 1933 Act Registration. The Policy is exempt from registration under the Securities Act.

         Section 5.  Indemnification.

                  (a) The Underwriters hereby severally agree to pay, and to protect, indemnify and save harmless, the Note Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Note Insurer within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Underwriters' Information or a breach of any of the representations, warranties and covenants of the Underwriters contained in Section 3.

                  (b) The Note Insurer agrees to pay, and to protect, indemnify and save harmless, each Underwriter and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls either of such Underwriter within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Note Insurer Information or a breach of any of the representations and warranties of the Note Insurer contained in Section 4.

                  (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnification provided in this Section 5(a) or (b) may be sought from either of the Underwriters, on the one hand, or the Note Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party;

         provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

                  (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand provided, that neither of the Underwriters shall be liable for any amount in excess of
         (i) the excess of the sales prices of the Notes to the public over the prices paid therefor by the Underwriters over (ii) the aggregate amount of any damages which the Underwriters have otherwise been required to pay in respect of the same or any substantially similar claim.

                  The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations, warranties or covenants set forth herein was within the control of, the Indemnifying Party or the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 6. Amendments, Etc. This Indemnification Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

         Section 7. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

                  (a)      To the Note Insurer:

                           Ambac Assurance Corporation
                           One State Street Plaza
                           New York, New York  10004

                           Attention: Structured Finance Department - MBS Telecopy No.: 212-363-1459
                           Confirmation:  212-668-0340

                  (b)      To the Representative of the Underwriters:

                           Bear, Stearns & Co. Inc.
                           245 Park Avenue, 4th Floor
                           New York, New York  10167

                           Attention: Asset-Backed Securities Group
                           Telecopy No.:  212-272-7294
                           Confirmation:  212-272-2000

         A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

         Section 8. Severability. In the event that any provision of this Indemnification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

         Section 9. Governing Law. This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 10. Counterparts. The Indemnification Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         Section 11. Headings. The headings of Sections and the Table of Contents contained in this Indemnification Agreement are provided for convenience only. They form no part of this Indemnification Agreement and shall not affect its construction or interpretation.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement, all as of the day and year first above mentioned.

                                     AMBAC ASSURANCE CORPORATION,
                                        as Note Insurer


                                      By: /s/ Thomas J. Adams
                                          -------------------------------------
                                         Name: Thomas J. Adams
                                              ---------------------------------
                                         Title: First Vice President
                                              ---------------------------------

                                      BEAR, STEARNS & CO. INC.


                                      By: /s/ Thomas S. Dunstan
                                          -------------------------------------
                                         Name: Thomas S. Dunstan
                                              ---------------------------------
                                         Title: Managing Director
                                              ---------------------------------


                                      SG COWEN SECURITIES CORPORATION


                                      By: /s/ Edward A. Lascala
                                          -------------------------------------
                                         Name: Edward A. Lascala
                                              ---------------------------------
                                         Title: Director
                                              ---------------------------------